SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                --------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 12, 2007
                                                           -------------

                               PACTIV CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

1-15157                                                               36-2552989
--------------------------------------------------------------------------------
(Commission File Number)                        (IRS Employer Identification No)


              1900 West Field Court, Lake Forest, Illinois           60045
              ------------------------------------------------------------
             (Address of principal executive offices)           (Zip Code)

             Registrant's telephone number, including area code: (847) 482-2000

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 12, 2007, the Board of Directors of Pactiv Corporation (the "Corporation") approved and adopted amendments to Article V, Sections 1-3 of the Corporation's Bylaws to clarify that the Corporation may issue shares of stock in both certificated and uncertificated forms. The amendments to Bylaws are effective July 12, 2007. The Corporation's Amended and Restated Bylaws are attached hereto as Exhibit 3.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 12, 2007

PACTIV CORPORATION


By: /s/ Joseph E. Doyle
    -----------------------------
    Joseph E. Doyle
    Vice President and General Counsel